COURT OF COMMON PLEAS
                            MONTGOMERY COUNTY, OHIO

THE PRUDENTIAL INSURANCE       :
COMPANY OF AMERICA,            :    Case No. 97-6822
                               :
     Plaintiff,                :    (Judge David A. Gowdown)
                               :    (Magistrate Nadine L. Ballard)
v.                             :
                               :
MID-STATES DEVELOPMENT COMPANY,:
et al.,                        :    DECREE OF CONFIRMATION,
                               :    DISTRIBUTION AND DISCHARGE
                               :
                               :
     Defendants.               :


     By agreement of the parties, and on the producing of the return of the Sheriff of the sale made under the former order of this Court, and on the careful examination of the proceedings of the said Sheriff, being fully satisfied that the same have been in all respects in conformity to law and the orders of this Court, it is ordered that said proceedings and sale be, and they hereby are, approved and confirmed.

     It is further ordered, after considering the final report and interim reports of the Receiver, the final report and interim reports are hereby approved, including the fees and expenses paid to the Receiver, no objections having been filed. The Receiver is hereby ordered to pay the balance on hand, amounting to $13,717.43, to the Plaintiff, The Prudential Insurance Company of America, for application on the mortgage indebtedness, this disposition being made with the approval of the owner of the property, The Prudential Insurance Company of America. Upon said payment being made, the Receiver is discharged and its bond is canceled. The Clerk is ordered to return the amount of the cash bond to the Plaintiff, who posted it.

     It is further ordered and decreed that said Sheriff convey to the purchaser, The Prudential Insurance Company of America, by deed, according to law, the real estate sold, free and clear of the liens and claims of all parties hereto, which shall include conveyance of the personal property which was included in the sale, and the purchaser is hereby subrogated to all the rights of the parties to this suit in said real estate for the protection of its title. A writ of possession against the parties in possession is awarded to put said purchaser in possession of said real estate. The legal description of the real estate is appended hereto as Exhibit A.

     And the Court coming now to distribute the proceeds of said sale, amounting to $735,000.00, it is ordered that the sheriff pay out of said money:

     FIRST: To the Clerk of this Court, the costs of this action, taxed at $2,302.82.

     SECOND: To the Treasurer of Montgomery County, Ohio, payment of taxes will continue to be made pursuant to the Agreement To Pay Delinquent Taxes In Installments, dated October 13, 1997.

     THIRD: To the Sheriff of Montgomery County, Ohio the sum of $25.00 for preparation of the deed of conveyance.

     FOUR: To the Plaintiff, The Prudential Insurance Company of America, the sum of $732,672.18.

     And the Clerk of this Court is hereby authorized and directed to record a certified copy of this Decree or a Certificate of Release in order to cancel the following mortgages and liens of record, insofar as they affect the real estate in this action:

     Mortgage Deed from Mid-States Development Company to The First National Bank-Dayton, Ohio, recorded in Microfiche 79-974A01;

     Conditional Assignment of Rentals from Mid-States Development Company to The First National Bank-Dayton, Ohio, recorded in Microfiche 79-973E10;

     Assignment from The First National Bank-Dayton, Ohio to The Prudential Insurance Company of America, recorded in Microfiche 80-282B08;

     Mortgage from Angeles Partners XIV, a California Limited Partnership, to Mid-States Development Company, recorded in Microfiche 85-1842-B10;

     Amendment to mortgage from Angeles Partners XIV, a California Limited Partnership, to Mid-States Development Company, recorded in Microfiche 92-651B08;

     Financing Statement from Angeles Partners XIV to Mid-States Development Company recorded in Microfiche 85-12670;

     Mortgage from Angeles Partners XIV, a California limited partnership, to Miller-Valentine Realty, Inc., recorded in Microfiche 92-650 D02; and

     Financing Statement from Angeles Partners XIV, a California limited partnership, to Miller-Valentine Realty, Inc., bearing a Financing Statement Number of 92-1919.

                                        /s/Judge Gowdown
                                        Judge Gowdown



DINSMORE & SHOHL LLP

By: /s/Thomas J. Sherman                     /s/C. Robert Swaninger
    Thomas J. Sherman (0013287)              C. Robert Swaninger, Assistant
    Attorneys for Plaintiff                  Prosecuting Attorney, Attorney for
                                             Defendant, Montgomery County
                                             Treasurer
                                             P.O. Box 972
                                             Dayton, Ohio 45422

/s/Edward H. Siddens
Edward H. Siddens, Attorney for Defendants,
Mid-States Development Company,
Daniel L. Valentine, Miller Valentine
Realty, Inc. and Angeles Partners XIV
400 National City Center                Miller-Valentine Realty, Inc.,
6 North Main Street                     the Receiver
Dayton, Ohio 45402                      By: /s/Robert Gally
                                            Robert Gally

                                        Title: President


                                      EXHIBIT A

Situated in the Township of Butler, County of Montgomery and State of Ohio, and being Lot Nine (9) of 70/75 Corporate Center as recorded in Plat Book 107, Pages 60 and 60A of the Plat Records of Montgomery County, Ohio.